48365-SA1 09/26

PUTNAM ETF TRUST
SUPPLEMENT DATED SEPTEMBER 16, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED OCTOBER 8, 2025
OF FRANKLIN MUNICIPAL HIGH YIELD ETF (THE “FUND”)

The section of the Fund’s SAI titled "MANAGEMENT ─ Custodian” is replaced with the following:

Custodian

BNY Mellon acts as custodian of the fund’s securities and other assets. BNY Mellon is located at 240 Greenwich Street, New York, New York 10286.

Please retain this supplement for future reference.